Exhibit 99.OTHER

POWER OF ATTORNEY

WHEREAS, CC REAL ESTATE INCOME FUND-T2 (the "Fund"), is a statutory trust organized under the laws of the State of Delaware; and

WHEREAS, the undersigned is a Trustee of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints KEVIN P. TRAENKLE, FRANK V. SARACINO AND SANDRA M. FORMAN, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents, with full and several power of substitution, on behalf of the Fund and for his/her and in his/her name, place and stead, and in his/her office and capacity in the Fund, to execute and file with the U.S. Securities and Exchange Commission ("Commission") the registration statement on Form N-2 for the Fund and any and all amendments to such registration statement, execute and file any request for exemptive relief from state and federal regulations, and perform any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 17th day of December, 2018.

By:/s/ Daniel J. Altobello

Name: Daniel J. Altobello

Title: Trustee

POWER OF ATTORNEY

WHEREAS, CC REAL ESTATE INCOME FUND-T2 (the "Fund"), is a statutory trust organized under the laws of the State of Delaware; and

WHEREAS, the undersigned is a Trustee of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints KEVIN P. TRAENKLE, FRANK V. SARACINO AND SANDRA M. FORMAN, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents, with full and several power of substitution, on behalf of the Fund and for his/her and in his/her name, place and stead, and in his/her office and capacity in the Fund, to execute and file with the U.S. Securities and Exchange Commission ("Commission") the registration statement on Form N-2 for the Fund and any and all amendments to such registration statement, execute and file any request for exemptive relief from state and federal regulations, and perform any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof the 17th day of December, 2018.

By:/s/ Dianne Hurley

Name: Dianne Hurley

Title: Trustee

POWER OF ATTORNEY

WHEREAS, CC REAL ESTATE INCOME FUND-T2 (the "Fund"), is a statutory trust organized under the laws of the State of Delaware; and

WHEREAS, the undersigned is a Trustee of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints KEVIN P. TRAENKLE, FRANK V. SARACINO AND SANDRA M. FORMAN, and each of them, with full power to act without the other, as true and lawful attorneys-in-fact and agents, with full and several power of substitution, on behalf of the Fund and for his/her and in his/her name, place and stead, and in his/her office and capacity in the Fund, to execute and file with the U.S. Securities and Exchange Commission ("Commission") the registration statement on Form N-2 for the Fund and any and all amendments to such registration statement, execute and file any request for exemptive relief from state and federal regulations, and perform any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 17th day of December, 2018.

By:/s/ Gregory A. Samay

Name: Gregory A. Samay

Title: Trustee